                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                            Milestone Scientific Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:  __________________________________________________

(2) Form, Schedule or Registration Statement No.:
----------------------------------------------------

(3)  Filing Party:  ____________________________________________________________

(4)  Date Filed:  ______________________________________________________________

                            MILESTONE SCIENTIFIC INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 20, 2006


To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Milestone Scientific Inc. ("Milestone" or the "Company") will be held at The American Stock Exchange, 86 Trinity Place, New York, NY, on June 20, 2006 at 10:00 a.m., local time for the purpose of considering and acting upon the following:

1. Election of five (5) directors.

2. Approval of a compensation plan (the "Plan") to issue up to 300,000 shares of Common Stock for services performed by officers, employees and consultants who are natural persons.

3. Ratification of appointment of Eisner LLP as Milestone's independent auditors for the current year.

4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

The Board of Directors (the "Board") has fixed the close of business on May 8, 2006 as the Record Date for determining the stockholders having the right to notice of and to vote at the meeting (the "Record Date").

                       BY ORDER OF THE BOARD OF DIRECTORS



                                            Leonard Osser
                                            Chairman of the Board

Livingston, New Jersey
May 15, 2006

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

We would appreciate your giving this matter your prompt attention.

                            MILESTONE SCIENTIFIC INC.
                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                           To be Held on June 20, 2006


         Proxies in the form enclosed with this statement are solicited by the Board of Milestone to be used at the Annual Meeting of Stockholders and any adjournments thereof, to be held at The American Stock Exchange, 86 Trinity Place, New York, NY, on June 20, 2006 at 10:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy will be mailed to stockholders on May 19, 2006.

THE VOTING AND VOTE REQUIRED

RECORD DATE AND QUORUM

         Only stockholders of record at the close of business on the Record Date, are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 11,561,214 outstanding shares of common stock, par value $.001 per share. At the Annual Meeting, each share of common stock is entitled to one vote. In the aggregate, 11,561,214 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

VOTING OF PROXIES

         The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement;
(ii) for approval of the Plan; (iii) for ratification of the appointment of Eisner LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2006; and (iv) in the proxyholders' discretion, on any other business that may come before the meeting and any adjournments of the meeting.

         All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company's bylaws and Delaware law:
(1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to approve the Plan and to ratify the appointment of independent auditors.

REVOCABILITY OF PROXY

         A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.

EXPENSES OF SOLICITATION

         We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Milestone telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

                ELECTION OF DIRECTORS (ITEM 1 ON THE PROXY CARD)

         Five (5) directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

         It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe these nominees will not be available for election.

         The following table sets forth the names and ages of each nominee, the principal occupation of each during the past five years and the period, if any, during which each has served as a director of Milestone. Information as to the stock ownership of each nominee is set forth under "Security Ownership of Certain Beneficial Owners and Management." All of the nominees to the Board have been approved, recommended and nominated for election or re-election to the Board by Milestone's Nominating Committee and by the Board.

NAME                                        AGE                     POSITION                     DIRECTOR SINCE

Leonard A. Osser                            58      Chairman and Chief Executive Officer              1991
Leonard M. Schiller(1)(2)(3)                64      Director                                          1997
Jeffrey Fuller(1)(3)                        60      Director                                          2003
Leslie Bernhard(1)                          61      Director                                          2003
Pablo F. Serna C.                           30      Director Nominee

--------------------
(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating Committee

LEONARD A. OSSER has been our Chairman and Chief Executive Officer since July 1991. From 1980 until the consummation of Milestone's Public Offering in November 1995, he was engaged primarily as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey based provider of consulting services in "work-out" and "turnaround" situations for publicly and privately owned companies in financial difficulty.

LEONARD SCHILLER has been a director of Milestone since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller, Klein & McElroy, P.C. since 1977. He has also been President of The Dearborn Group, a residential property management and real estate acquisition company since 1980.

JEFFREY FULLER has been a director of Milestone since January 16, 2003. Mr. Fuller has been president and owner of two municipal water supply systems, Hudson Valley Water Co. and Lake Lenape Water Co. since 1983, and in addition, has been an executive recruiter since 1995.

LESLIE BERNHARD has been a director of Milestone since May 2003. Ms. Bernhard co-founded AdStar, Inc., and since 1986 has been President, Chief Executive Officer and a director of AdStar. AdStar is an application service provider for the newspaper classified advertising industry.

PABLO F. SERNA C. is currently has been a director and Senior Manager at Dynamic Decisions Group Ltd. in Milan, Italy since September 2001. Mr. Serna leads the corporate finance team at Dynamic Decisions in investment banking and project valuation consulting. Prior to joining Dynamic Decisions, Mr. Serna C. served as an associate with Real Options Group in Milan for a year. Real Options Group is an international academic research center consulting to business entities. Before joining Real Options Group, Mr. Serna was the general manager with Estudios, Consultorias y Asesorias Financieras, a Financial Consulting firm in Columbia.

         All directors of Milestone hold office until the next Annual Meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board, until their successors are appointed.

COMMITTEES OF THE BOARD OF DIRECTORS

         Milestone's Board has established audit, compensation and nominating committees. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all the officers of Milestone, reviews general policy matters relating to compensation and benefits of employees of Milestone, and administers the issuance of stock options to Milestone's officers, employees, directors and consultants. All compensation arrangements between Milestone and its directors, officers and affiliates are reviewed by the Compensation Committee, the majority of which is made up of independent directors. The Audit Committee meets with management and Milestone's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

ATTENDANCE AT COMMITTEE AND BOARD OF DIRECTORS MEETINGS

         During the year ended December 31, 2005, the Board held eleven meetings. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served. It is Milestone's policy that directors are invited and encouraged to attend the Annual Meeting. All of our directors attended the 2005 Annual Meeting.


COMPENSATION COMMITTEE

         The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Compensation Committee is comprised of Leonard M. Schiller and Jeffrey Fuller. During the year ended December 31, 2005, the Compensation Committee held one meeting.

AUDIT COMMITTEE

         The Audit Committee was established to meet with management and the Company's independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board adopted a revised written charter for the Audit Committee in July, 2005 (the "Charter"). The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2005 and met with the management of the Company to discuss such audited financial statements. The Audit Committee has discussed with the Company's independent accountants, Eisner LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61; has received the written disclosures and the letter from Eisner LLP required by the Independence Standards Board Standard No. 1; has discussed with Eisner LLP its independence from management and the Company; and has given Eisner LLP full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB. The Audit Committee is comprised of Leonard M. Schiller, Leslie Bernhard and Jeffrey Fuller, all of whom are independent as defined in the applicable listing standards. The Board has determined that Jeffrey Fuller qualifies as an Audit Committee Financial Expert and is independent as defined in applicable federal securities laws and regulations. During the year ended December 31, 2005, the Audit Committee held four meetings.

NOMINATING COMMITTEE

         The Company formed a Nominating Committee in May 2004. The members of the Nominating Committee are Leonard M. Schiller and Jeffrey Fuller, each of whom is qualified as "independent" under the applicable listing standards.

         The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company; and, the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

         The stockholder recommendation and information described above must be sent to the Company's Chief Financial Officer at 220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039 and must be received not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

         The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of the Company's business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

         The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

         Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

         The Nominating Committee adopted a revised written charter in July 2005, which is available to security holders on Milestone's website at www.milestonescientific.com.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

         The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company's Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2006 by:

            o each person known to us to be the beneficial owner of more than 5% of our outstanding shares;

            o  each of our directors;

            o each executive officer named in the Summary Compensation Table below;

            o  all of our directors and executive officers as a group.

         Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

                                                               Shares of
                                                              Common Stock
                                                              Beneficially                   Percentage of
                Name of Beneficial Owner (1)                   Owned (2)                       Ownership

            Leonard Osser.......................             1,670,135(3)                       14.50%
            Thomas R. Ronca.....................                                                   *

                                                                 7,435
            Stuart J. Wildhorn..................                39,203(4)                          *
            Leonard M. Schiller.................                48,432(5)                          *
            Jeffrey Fuller......................                46,667(6)                          *
            Leslie Bernhard.....................                46,667(7)                          *
            Pablo F. Serna C. ..................                14,608(8)                          *
            K. Tucker Andersen..................             1,603,582(9)                       13.92%
            All directors & executive officers
            as a    group (6 persons)...........             1,858,539                          16.14%

          * Less than 1%

        (1) The addresses of the persons named in this table are as follows:
        Leonard A. Osser, Thomas R. Ronca, and Stuart Wildhorn are both at 220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039; Leonard M. Schiller, Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; Jeffrey Fuller, Eagle Chase, Woodbury, NY 11797; Leslie Bernhard, AdStar, Inc., 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292; K. Tucker Anderson, c/o Cumberland Associates LLC, 1114 Avenue of the Americas, New York, New York 10036.

        (2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this annual report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options exercisable within 60 days from the filing of this report held by the named individual, divided by 11,517,146 outstanding shares on December 31, 2005 plus those shares underlying options exercisable within 60 days from the filing of this report held by the named individual or the group.

        (3) Includes 325,722 shares issuable upon exercise of stock options within 60 days of the date hereof as follows: 204,728 shares at $6.00 per share and 120,994 shares issuable upon the exercise of warrants within 60 days of the date hereof, which are exercisable at $4.89.

        (4) Includes 30,112 shares subject to stock options, exercisable within 60 days of the date hereof as follows: 16,667 shares at $7.50 per share, 2,333 shares at $2.25 per share, and 11,112 shares at $4.92 per share.

        (5) Includes 46,667 shares subject to stock options, exercisable within 60 days of the date hereof as follows: 6,667 shares at $1.50 per share, 20,000 shares at $3.27 per share, and 20,000 shares at $1.40 per share.

        (6) Includes 46,667 shares subject to stock options, exercisable within 60 days of the date hereof as follows: 6,667 shares at $1.50 per share, 20,000 shares at $3.27 per share, and 20,000 shares at $1.40 per share.

        (7) Includes 46,667 shares subject to stock options, exercisable within 60 days of the date hereof as follows: 6,667 shares at $1.50 per share, 20,000 shares at $3.27 per share, and 20,000 shares at $1.40 per share.

        (8) Includes 7,408 shares of common stock issued in payment of services and 600 units, each consisting of ten shares of common stock and two warrants to purchase one share of common stock for $4.89 issued to Nohora Patricia Londono Gonzales, Mr. Serna C.'s wife.

        (9) Includes 303,559 shares subject to warrants all of which are exercisable within 60 days of the date hereof at prices ranging from $4.89 to $6.00.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of the executive officers of the Company and two non-officer key employee executives as of March 31, 2006. Information regarding Mr. Osser is presented above.

                  Name                        Age                        Position
            -------------------            --------           ------------------------------------

            Stuart J. Wildhorn                48              President

            Rosaline Shau (1)                 45              Chief Financial Officer

            Thomas Ronca (2)                  60              Chief Operating Officer

            Mark Hochman, D.D.S.              48              Director of Clinical Affairs

            Eugene Casagrande, D.D.S.         62              Director of Professional Relations

(1) Ms. Shau became Acting Chief Financial Officer on May 19, 2005. She became Chief Financial Officer on August 15, 2005.
(2)      Mr. Ronca was elected Chief Operating Officer on June 27, 2005.

         The principal occupation and business experience for the last five years for Messrs. Wildhorn, Ronca, Hochman and Casagrande, as well as Ms. Shau are set forth below.

STUART J. WILDHORN has been President of the Company since September 2003 and prior to that he had been Senior Vice President since April 2001. From 1990 until April 2001 Mr. Wildhorn held progressive senior management positions with Datex-Ohmeda, a leading manufacturer of anesthesia and patient monitoring devices.

ROSALINE SHAU has been our Chief Financial Officer since August 2005. Prior to that, she had been our Assistant Controller since October 2004. From 2002 to October 2004, Ms. Shau was a self-employed accounting and tax consultant for businesses in various industries. Prior to 2002, Ms. Shau served as an assistant controller of a chemical manufacturer for 5 years. Ms. Shau is a CPA and holds an MBA degree in accounting from City University of New York, Baruch College. Prior to joining Milestone, Ms. Shau had over 15 years of diversified accounting and tax consulting experience.

THOMAS RONCA has been our Chief Operating Officer since May 2005. In 2004, Mr. Ronca was a self-employed business consultant. From 1994 until 2003, Mr. Ronca was a Senior Vice President and General Manager of the Medical Technology Division of B. Braun Medical, Inc., a subsidiary of B. Braun Melsungen AG. From 1996 through 2000, he simultaneously served as President and Chief Operating Officer of B. Braun Biotech, Inc., which provides fermenters, bioreactors and laboratory equipment to over 200 customers in the pharmaceutical and biotechnology industries.

MARK HOCHMAN has been a clinical consultant to Milestone since 1997 and has served on a part-time basis as the Director of Clinical Affairs and Director of Research and Development since 1999. He has a doctorate of dental surgery with advanced training in the specialties of periodontics and orthodontics from New York University College of Dentistry and has been practicing dentistry since 1984. He holds a faculty appointment as a clinical associate professor at NYU School of Dental Surgery. Dr. Hochman is a recognized world authority on advanced drug delivery systems, has published numerous articles in this area and is personally responsible for inventing much of the technology currently made available by Milestone.

EUGENE CASAGRANDE has been the Director of Professional Relations for Milestone since September 1998. In his capacity, Dr. Casagrande represents Milestone in a variety of clinical and industry related opportunities. Dr. Casagrande is the President and founder of Casagrande Consulting Services, an entity devoted to quality management in the dental industry.

                    COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

EXECUTIVE COMPENSATION.


         The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2005, 2004, and 2003 by (i) Milestone's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 2005 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                         SUMMARY OF COMPENSATION TABLE

                                               ANNUAL          COMMON     COMMON STOCK
                                            COMPENSATION        STOCK      UNDERLYING
                                                SALARY          AWARD        OPTIONS
NAME AND PRINCIPAL POSITION        YEAR           $              #              #
---------------------------        ----     ------------       -------    ------------

Leonard A. Osser                   2005      300,000 (1)
 Chief Executive Officer           2004      300,000 (2)
 and Chairman                      2003      351,770 (3)                     16,667
Thomas R. Ronca                    2005      111,667 (4)        7,435
 Chief Operation Officer
Stuart J. Wildhorn                 2005      183,425
 President                         2004      180,740            9,091 (5)    16,667
                                   2003      163,207

        (1) Includes $150,000 in deferred compensation in accordance with his employment agreement to be paid in common stock and not paid until the termination of the agreement in 2010. Excludes $28,830 paid by Milestone to Marilyn Elson, a certified public accountant, in payment of tax services. Ms. Elson is the wife of Mr. Osser.

        (2) Includes $150,000 in deferred compensation in accordance with his employment agreement to be paid in common stock and not paid until the termination of the agreement in 2010. Excludes $25,773 paid by Milestone to Marilyn Elson, a certified public accountant, in payment of tax services. Ms. Elson is the wife of Mr. Osser.

        (3) Includes $320,000 in deferred compensation but excludes $51,928 paid by Milestone to Marilyn Elson, a certified public accountant, in payment of tax services and assistance with preparation of the recently completed registration statement.

        (4) Includes pro-rated $20,000 annual stock compensation.

        (5) On December 16, 2004, the Board of Directors approved a grant of 9,091 shares of restricted stock to Mr. Wildhorn. The dollar value of the grant reflected in the Summary Compensation Table is calculated by multiplying the shares by $1.65, the closing price of Milestone stock on the date of grant. Dividends are not paid on restricted stock. The value of these shares was $12,635 on December 31, 2005 based on a closing price of $1.39.


                                  STOCK OPTIONS

         The following tables show certain information with respect to incentive and non-qualified stock options granted in 2005 to Named Executives under Milestone's 2004 Stock Option Plan and the aggregate value at December 31, 2005 of such options. In general, the per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant.

               OPTION GRANTS IN 2005 INDIVIDUAL GRANTS OF OPTIONS

                                     NUMBER OF         PERCENT OF TOTAL
                                SHARES OF COMMON       OPTIONS GRANTED
                                STOCK UNDERLYING        TO EMPLOYEES       EXERCISE PRICE    EXPIRATION
NAME                                 OPTIONS               IN 2005            ($/SH)            DATE
----                                 -------               -------            ------            -----

Mark Hochman...................     10,000 (1)                 9%               $1.25        12-20-2010
Rosaline Shau..................     15,000 (1)                13%               $1.25        12-20-2010

 (1) Options vested immediately on the date of the grant.


                     AGGREGATED 2005 YEAR END OPTIONS VALUES
                  FOR OPTIONS GRANTED PRIOR TO AND DURING 2005

                                                     Number of Shares of
                                                            Common
                                                       Stock Underlying             Value of Unexercised
                                                         Unexercised               In-The-Money Options At
                                                    Options At 12-31-2005              12-31-2005 (1)
                                                         Exercisable/                   Exercisable/
                         Name                           Unexercisable                   Unexercisable
                         ----                           -------------                   -------------

          Leonard A. Osser.......................         0 / 50,000                    $0 / $14,500
          Stuart J. Wildhorn.....................      24,556 / 11,111                    $0 / $0
          Rosaline Shau..........................         15,000 / 0                    $18,750 / $0

(1) Based on the closing price on December 31, 2005 of $1.39 as quoted on the American Stock Exchange.

EMPLOYMENT CONTRACTS

         In December 2003, Milestone entered into a new employment agreement with Mr. Osser for a five-year term commencing January 1, 2004. Under the new agreement Mr. Osser receives base compensation of $300,000 per year, payable one half in cash and one half in common stock valued at the average closing price of the common stock during the first 15 trading days in the month of December during each year of the term. While the number of shares to be issued will be determined each year, the stock will not be issuable until the end of the term of the agreement. In addition, Mr. Osser may earn annual bonuses up to an aggregate of $300,000, payable one half in cash and one half in common stock, contingent upon Milestone achieving predetermined annual operating cash flow, revenue and earnings targets. For 2005 he could have earned a $100,000 bonus based upon Milestone achieving break-even cash flow from operations, a $100,000 bonus based upon Milestone achieving net revenues of $7,000,000 and a $100,000 bonus based upon Milestone achieving break-even earnings determined in accordance with generally accepted accounting principles. The cash flow bonus and the earnings bonus will not be payable to the extent that the payment thereof will reduce operating cash flow or earnings below break-even, respectively. For purposes of the agreement operating cash flow shall mean cash flow from operations plus accounts receivable increases and less accounts payable increases. Shares of common stock issued in partial payment of bonuses will be valued at the average closing price of the common stock during the first 15 trading days in the month of December during each year of the term. The stock portion of the bonus awards, if any, will be paid at the end of the term of the agreement.

         In addition, if during any year of the term of the agreement Mr. Osser earns a bonus under the above formula, he shall also be granted 5-year stock options to purchase twice the number of shares earned under the above formula, each such option to be exercisable at a price per share equal to the fair market value of a share on the date of grant (110% of fair market value if Mr. Osser is a 10% or greater stockholder on the date of grant). The options shall vest and become exercisable to the extent of one-third of the shares covered at the end of each of the first three years following the date of grant, but shall only be exercisable while Mr. Osser is employed by Milestone or within 30 days after the termination of his employment.

COMPENSATION OF DIRECTORS

         Milestone paid no cash or stock based compensation to the directors in 2005. On March 19, 2005, Milestone awarded, to each of its outside directors, options expiring March 19, 2010 for the purchase of 20,000 shares of its common stock, exercisable immediately at $3.27 per share, with respect to the year beginning with Milestone's 2004 annual meeting and ending with Milestone's 2005 annual meeting. On November 17, 2005, Milestone granted 20,000 options, exercisable immediately at $1.40 per share, expiring November 17, 2010, to each of its outside directors with respect to the year beginning with Milestone's 2005 annual meeting and ending with Milestone's 2006 annual meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Milestone's officers and directors, and persons who own more than ten percent (10%) of a registered class of Milestone's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish Milestone with copies of all Section 16(a) forms they file.

         To the best of Milestone's knowledge, based solely on review of the copies of such forms furnished to Milestone, or written representations that no other forms were required, Milestone believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 9, 2003, we reached an agreement to satisfy $1,265,545 of debt and accrued interest due to a major investor, K. Tucker Andersen, and $435,985 of debt and accrued interest and $640,000 of deferred compensation due to our Chief Executive Officer and Chairman, Leonard Osser. Of the total debt and accrued interest due to Messrs. Andersen and Osser, and the deferred compensation owed to Mr. Osser, $1,604,204 and $384,000 respectively were paid February 24, 2004 through the issuance of 241,988 and 61,350 units valued at the initial offering price. The remaining $97,326 of indebtedness to Messrs. Andersen and Osser and $256,000 of deferred compensation to Mr. Osser was paid in cash on February 23, 2004. The cash portion of the total payment represents the estimated tax on the interest and compensation.

         The technology underlying our SafetyWand, the CompuFlo and an improvement to the controls for the CompuDent were developed by our Director of Clinical Affairs and assigned to us. We purchased this technology pursuant to an agreement dated January 1, 2005, for 43,424 shares of restricted common stock and $145,000 in cash, payable on April 1, 2005. In addition, he will receive additional deferred contingent payments of 2.5% of our total sales of products using certain of these technologies, and 5% of our total sales of products using certain other of these technologies. If products produced by third parties use any of these technologies (under license from us) then he will receive the corresponding percentage of the consideration received by us for such sale or license.

         On April 20, 2005, we issued 7,408 shares of common stock to Pablo F. Serna C. in payment of services in the value of $20,000. Additionally, pursuant to an agreement, dated June 21, 2005, we issued a cash placement fee of $50,877.60 to Dynamic Decisions plus 600 units, each consisting of ten shares of common stock and two warrants to purchase one share of common stock for $4.89, expiring February 16, 2009. The shares of common stock and the warrants comprising those units were then transferred to Nohora Patricia Londono Gonzales, Mr. Serna C.'s wife.

         We have adopted a policy that, in the future, the audit committee must review all transactions with any officer, director or 5% shareholder.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is comprised of three non-management directors, Leonard M. Schiller, Leslie Bernhard and Jeffrey Fuller, and operates pursuant to its Charter. During the 2005 fiscal year, the Audit Committee held 4 meetings with the independent auditors. The Audit Committee's purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. The Board has determined that each member of the Audit Committee is "independent" within the meaning of the rules of both the AMEX and the Securities and Exchange Commission ("SEC"). The Board has also determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under the rules of the AMEX, and that Mr. Jeffrey Fuller is an "audit committee financial expert" within the meaning of the rules of the SEC.

         Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

         In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

         During 2005 fiscal year, the Audit Committee performed all of its duties and responsibilities under the Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements of Milestone for the 2005 fiscal year be included in its Annual Report on Form 10-KSB for such fiscal year.

                        SUBMITTED BY THE AUDIT COMMITTEE

                               Leonard M. Schiller
                                 Leslie Bernhard
                                 Jeffrey Fuller

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF DIRECTORS.

          APPROVAL OF A PLAN TO ISSUE UP TO 300,000 SHARES OF MILESTONE
                    COMMON STOCK (ITEM 2 ON THE PROXY CARD)

         Milestone is seeking stockholder approval of a Plan to issue up to 300,000 shares of Common Stock in lieu of cash compensation for services performed by employees, officers, directors and consultants. The purpose of the Plan is to offset equivalent reductions in cash compensation including bonuses.

         The purpose of the Plan is to conserve cash while allowing Milestone to adequately compensate existing employees, officers, directors and consultants, or new employees, officers directors and consultants, whose performance will contribute to our long-term success and growth. The availability of these shares will also strengthen our ability to attract and retain employees, officers directors and consultants of high competence, increase the identity of interests of such people with those of our stockholders and help maintain loyalty to Milestone through recognition and the opportunity for stock ownership.

         All shares have been or will be issued at fair market value, or at a premium to that value, at the time of Board approval. All the issuances do or will bear a restrictive legend, were or will be acquired for investment by Milestone's employees, officers and directors or by consultants who are accredited investors, and were or will be issued without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to the exemptions provided under sections 4(2) and 4(6) or Regulation D or will be registered under the Act. Issuance of these shares will have a minimal dilutive effect.

The following table sets forth the dollar value of shares which we propose to issue to existing officers and key employees in lieu of cash compensation otherwise payable to them. The number of shares will be determined by the market price of the shares at the time of issuance.

                                                           NEW PLAN BENEFITS
                                                               Plan Name
                                                           ------------------
Name and Position                                          Dollar Value ($)

Stuart J. Wildhorn, President                              30,000
Rosaline Shau, Chief Financial Officer                     30,000
Eugene Casagrande, Director of Professional Relations      30,000
Thomas Ronca, Chief Operating Officer                      10,000

         Though stockholder approval of the Plan is not required under Delaware corporate law, the affirmative vote of a majority of shares of common stock present or represented and entitled to vote at the 2006 Annual Meeting is required as a condition for listing these shares on the AMEX. The Plan was approved in March 2006 by our Board, subject to stockholder approval. The Plan is set forth at Appendix A. If approved by our stockholders, the Plan will become effective immediately.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes the (i) options granted under the Milestone 1997 and 2004 Stock Option Plans, and (ii) options and warrants granted outside the Milestone 1997 and 2004 Stock Option Plans, as of December 31, 2005. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events. No other equity compensation has been issued.


                                               NUMBER OF
                                           SECURITIES (1) TO                                  NUMBER OF
                                            BE ISSUED UPON        WEIGHTED-AVERAGE         SECURITIES(1)
                                              EXERCISE OF          EXERCISE PRICE        REMAINING AVAILABLE
                                              OUTSTANDING          OF OUTSTANDING        FOR FUTURE ISSUANCE
                                              OPTIONS AND            OPTIONS AND             UNDER EQUITY
                                               WARRANTS               WARRANTS            COMPENSATION PLAN
                                          --------------------    ------------------    -----------------------
         EQUITY COMPENSATION PLAN
         APPROVED BY STOCKHOLDERS (1)
          GRANTS UNDER OUR 1997                       261,167           $3.59                     52,833
          STOCK OPTION PLAN
          GRANTS UNDER OUR 2004                       192,000            1.31                    308,000
          STOCK OPTION PLAN
          EQUITY COMPENSATION NOT                     365,332            3.46             NOT APPLICABLE
          APPROVED BY STOCKHOLDERS (2)
          AGGREGATE INDIVIDUAL                        818,499            3.00
          OPTION AND WARRANT
          GRANTS


        (1) Consisting of our 1997 stock option plan covering a total of 333,333 common shares underlying options issuable to officers and other key employees and excluding 2,333 options, which were exercised in October 2003, 16,667 options, which were exercised in December 2003, and 333 options which were exercised in April 2005. The plan has a term of 10 years and is administered by a committee appointed by the board of directors. The committee, in its sole discretion, determines who is eligible to receive these incentive stock options, how many options they will receive, the term of the options, the exercise price and other conditions relating to the exercise of the options. Stock options granted under the plan must be exercised within a maximum of 10 years from the date of grant at an exercise price that is not less than the fair market value of the common shares on the date of the grant. Options granted to shareholders owning more than 10% of our outstanding common shares must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the common shares on the date of the grant.

        In July 2004 the Board of Directors approved the adoption of the 2004 Stock Option Plan. The 2004 Stock Option Plan provides for the grant of options to purchase up to 500,000 shares of Milestone's common stock. Options may be granted to employees, officers, directors and consultants of Milestone for the purchase of common stock of Milestone at a price not less than the fair market value of the common stock on the date of the grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. However, options issued in 2005 under the 2004 Stock Option Plan are vested immediately.

        (2) The aggregate individual option grants outside the Stock Option Plans referred to in the table above include options issued as payment for services by outside consultants including agents in private placements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF A PLAN TO ISSUE UP TO 300,000 SHARES OF MILESTONE COMMON STOCK.

  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR (ITEM 3 ON THE PROXY CARD)

         Milestone is seeking stockholder ratification of the appointment of Eisner LLP as its independent public accountants for 2006. Milestone engaged Eisner LLP as its Independent Registered Public Accounting Firm on June 10, 2004, and Eisner LLP audited Milestone's financial statements for the fiscal years ended December 31, 2004 and 2005. The reports of Eisner LLP with respect to Milestone's financial statements appear in Milestone's Annual Reports for the fiscal years ended December 31, 2004 and 2005.

         In the event the stockholders fail to ratify the appointment of Eisner LLP, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders. A representative of Eisner LLP will attend the 2006 Annual Meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

            J.H. Cohn LLP audited Milestone's financial statements for the years ended December 31, 2003 and 2002. J.H. Cohn also reviewed Milestone's financial statements for the first fiscal quarter of 2004. The reports of J.H. Cohn with respect to Milestone's financial statements did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

            The decision to change accountants was approved by the Registrant's Audit Committee and its Board as a whole. During 2003 and 2002, and during the period from January 1, 2004 to June 10, 2004, when Milestone engaged Eisner LLP as its Independent Registered Public Accounting Firm and dismissed J.H. Cohn LLP, there were no disagreements with J.H. Cohn LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused J.H. Cohn LLP to make reference to the subject matter of the disagreement in connection with their report.

            During the two most recent fiscal years and the subsequent interim period preceding the engagement of Eisner LLP, neither the Registrant, nor anyone on its behalf, has consulted Eisner LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-B).

AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT AUDITORS


Audit Fees

         Audit fees for 2005 by Eisner LLP, Milestone's principal accountant were approximately $210,000 covering the audit of our annual financial statements and the review of our financial statements for the first three quarters in 2005. Such fees for 2004 by Eisner LLP, Milestone's principal accountant since June 10, 2004 were $148,400, covering the audit of our annual financial statements for 2004 and review of our financial statements for the second and third quarters of 2004. The aggregate fees billed by J. H. Cohn LLP, Milestone's former auditor before June 10, 2004, were $101,209 and covered the audit of our annual financial statements for 2003.

Audit-Related Fees

         Audit related fees to our principal accountant, consisting of fees in connection with S-3 filings and related services, totaled $28,500 for 2005 and $5,850 for 2004. J. H. Cohn LLP billed Milestone $9,664 in connection with the 2005 S-3 filings. J. H. Cohn LLP billed Milestone $117,507 in connection with the February 2004 offering.

Tax Fees

         There were no fees for services related to tax compliance, tax advice and tax planning billed by our principal accountants in 2004 and 2005.

All Other Fees

         There were no other fees billed during 2005 and 2004 by Milestone's principal accountant.

Audit Committee Administration of the Engagement

         The engagement with Eisner LLP, Milestone's principal accountant, was approved in advance by our Audit Committee. No non-audit services were approved by the audit committee in 2005. The percentage of hours expended on audit by persons other than the Milestone's principal accountant's full time, permanent employees, did not exceed 50%.

AUDIT COMMITTEE PRE-APPROVED POLICIES AND PROCEDURES

         The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company's independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2006 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2006 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

                             ADDITIONAL INFORMATION

HOUSEHOLDING

         The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Rosaline Shau, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

         Stockholders interested in presenting a proposal for consideration at the Annual Meeting of stockholders in 2006 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company's 2007 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than January 16, 2007. A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by March 1, 2007. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to our Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

ANNUAL REPORT

         The Company's Annual Report to Stockholders for the year ended December 31, 2005, including Audited Financial Statements, has been mailed with this proxy material. The Financial Statements; Management's Discussion and Analysis of Financial Condition and Results of Operations; and, Changes in and Disagreements with Accountants on Accounting and Financial Disclosure contained therein are incorporated by reference and are deemed part of this soliciting material. Notwithstanding the foregoing, other portions of the Annual Report to stockholders are not part of the Company's proxy solicitation materials.

         WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES INCLUDED THEREIN. All such requests should be directed to Rosaline Shau, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  Leonard Osser
                              Chairman of the Board
Livingston, New Jersey
May 15, 2006

                                   APPENDIX A

                            MILESTONE SCIENTIFIC INC.
                                COMPENSATION PLAN

         1. PURPOSES. The purposes of this Compensation Plan are to retain qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries, if any (as defined in Section 2 below), and to promote the success of the Company's business.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "BOARD" shall mean the Board of Directors of the Company

            (b) "COMMON STOCK" shall mean the Common Stock of the Company (par value $.001 per share.)

            (c) "COMPANY" shall mean Milestone Scientific Inc., a Delaware corporation.

            (d) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (e) "Exchange ACT" shall mean the Securities Exchange Act of 1934, as amended.

            (f) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

            (g) "Securities Act" shall mean the Securities Act of 1933, as amended. "SEC" shall mean the Securities and Exchange Commission,

            (h) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.


            (i) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

         3. STOCK. The maximum aggregate number of Shares which may be issued under the Plan is 300,000 Shares of Common Stock.

         4. ELIGIBILITY. All the issuances were or will be acquired for investment by Milestone's officers, directors and employees or by individual consultants who are accredited investors.

         5. TERM OF THE PLAN. The Plan shall become effective upon its approval by majority vote of the Company's Common Stock. The Plan shall continue in effect until the approval by majority vote of the Company's Common Stock unless sooner terminated under Section 6 of the Plan.

         6. AMENDMENT AND TERMINATION OF THE PLAN.

            (A) GENERAL. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

                  (i) any increase in the number of Shares subject to the Plan;

                  (ii) any change in the designation of the class of persons eligible to be granted Shares; or

                  (iii) any material increase in the benefits accruing to participants under the Plan.

            (B) STOCKHOLDER APPROVAL. If any amendment requiring stockholder approval under paragraph (a) is made, such stockholder approval shall be solicited as described in Section 9 of the Plan.

         7. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         8. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         9. STOCKHOLDER APPROVAL. Continuation of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares present or represented and entitled to vote thereon. The approval of such stockholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

         If such stockholder approval is obtained by written consent in the absence of a stockholders' meeting, it must be obtained by the written consent of all stockholders of the Company who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all stockholders entitled to vote thereon were present and voting.
         10. INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, as its own expense, to handle and defend the same.

         20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

         21. COMPLIANCE WITH EXCHANGE ACT RULE 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

         22. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         23. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                            MILESTONE SCIENTIFIC INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING ON JUNE 20, 2006.

The undersigned hereby appoints Leonard Osser and Rosaline Shau, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") to be held on June 20, 2006, at 10:00 a.m., local time, at The American Stock Exchange, 86 Trinity Place, New York, NY and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark "X" your votes as indicated:

1. ELECTION OF DIRECTORS--- Leonard Osser, Leonard M. Schiller, Jeffrey Fuller, Leslie Bernhard and Pablo F. Serna C..


FOR election of all nominees             |_|

WITHHOLD vote from all nominees          |_|

FOR all nominees,                        |_|
EXCEPT for nominee(s) listed below from whom Vote is withheld.


2. Approval of Plan to issue up to 300,000 shares of Common Stock in lieu of cash compensation for services performed by officers, employees and consultants.

FOR |_|  AGAINST |_|  ABSTAIN |_|


3. Confirmation of the appointment of Eisner LLP as Milestone's independent auditors for the fiscal year ending December 31, 2006.

FOR |_|  AGAINST |_|  ABSTAIN |_|



                                 (Continued, and to be signed, on Reverse Side)
-------------------------------------------------------------------------------

FOLD HERE

-------------------------------------------------------------------------------






THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY SIGNED, WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated:____________________________, 2006

                                     __________________________________________
                                     SIGNATURE OF STOCKHOLDER


                                     __________________________________________
                                     SIGNATURE OF STOCKHOLDER

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

         IMPORTANT - PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.